UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                FORM 8-K


                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


Date of report(Date of earliest event reported):August 10, 2005 (August 4, 2006)

                             Diasense, Inc
            (Exact Name of Registrant as Specified in Its Charter)

                              Pennsylvania
         (State or Other Jurisdiction of Incorporation or Organization)

		0-26504   			25-1605848
	(Commission File Number)	(IRS Employer Identification No.)

              2275 Swallow Hill Road, Bldg 2500; Pittsburg, PA 15220
            (Address of Principal Executive Offices, Including Zip Code)


                             (412) 279-1059
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

(b)  Effective August 4, 2006, Keith R. Keeling resigned from his positions as
(i) the Chief Executive Officer and (ii) a member of the Board of Directors of Diasense, Inc. (the "Company"). Notification of such resignation was received from Mr. Keeling on August 4, 2006 via a letter addressed to Anthony Paterra, the Company's Executive Vice President.

     Effective August 4, 2006, Daniel K. Hayes resigned from his position as a member of the Company's Board of Directors. Notification of such resignation was received from Mr. Hayes on August 4, 2006 via a letter addressed to Anthony Paterra, the Company's Executive Vice President.

     Effective August 5, 2006, Steven L. McDonald resigned from his positions as (i) the Secretary and (ii) a member of the Board of Directors of the Company. Notification of such resignation was received from Mr. McDonald on August 6, 2006 via a letter addressed to Anthony Paterra, the Company's Executive Vice President.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Diasense, Inc.


August 10, 2006                               /s/ Anthony Paterra
                                              Anthony Paterra
                                              Executive Vice President